Exhibit 10.08
                                                                   -------------


                                     Revised
                                 Amendment No. 2
                                     to the
                       Terms and Conditions of Employment
                                     between
                           William T. Schleyer ("WTS")
                                       and
               Adelphia Communications Corporation (the "Company")


     WHEREAS, on March 5, 2003, WTS and the Company executed Amendment No. 2 to that certain employment agreement executed on January 17, 2003, as previously amended by Amendment No. 1 thereto on February 21, 2003 (the "Employment Agreement"); and

     WHEREAS, the parties now wish to amend and restate Amendment No. 2 as set forth in this Revised Amendment No. 2 to the Employment Agreement.

     NOW, THEREFORE, Amendment No. 2 to the Employment Agreement is hereby amended and restated in its entirety:

     1. Clause (i) of Section 8(b) of the Employment Agreement is hereby amended to read as follows: "(i) a demotion or removal from the position of CEO or member of the Board;"

     2. Clause (ii) of Section 8(b) of the Employment Agreement is hereby amended to read as follows: "(ii) a material adverse change by the Company in WTS's duties or responsibilities, provided that the removal of WTS from his position as Chairman of the Board as a result of the election of a non-executive Chairman of the Board by the nominating committee of the Board after non-binding consultation with WTS shall not constitute Good Reason under this Section 8(b)(ii), so long as WTS shall remain a member of the Board (i.e. without the consent of WTS but after consultation, the Company may elect a non-executive Chairman of the Board);"


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     3. Except as provided in this Revised Amendment No. 2, the terms and conditions of the Employment Agreement shall remain unchanged.


/s/ William T. Schleyer
------------------------------          Adelphia Communications Corporation
     William T. Schleyer

                                        By: /s/ Erkie Kailbourne
                                            ------------------------------
March 10, 2003                              Name:  Erkie Kailbourne
                                            Title: Chairman and Interim
                                                   Chief Executive Officer

                                        March 10, 2003